Exhibit 10.1

AMENDMENT OF EMPLOYMENT AGREEMENT

THIS AMENDMENT OF AGREEMENT is made as of the 8th day of May, 2006.

BETWEEN:

(1)                                                                       Ness Technologies, Inc.
a Delaware Corporation
of  Ness Tower, Atidim, Israel
Israel (the “Company”)

(2)                                                                       Mr. Aharon Fogel
Israeli I.D. 10176485
(the “Executive”)

WHEREAS, the Company and the Executive have previously entered into an Employment Agreement dated as of August 1, 1999 as amended on May 31, 2001 (the “Agreement”), setting forth the terms and conditions of the employment relationship of the Executive with the Company;

WHEREAS, the Company and the Executive desire to amend the provisions of the Agreement in the manner hereinafter appearing;

NOW, THEREFORE, in consideration of the premises, and intending to be legally bound, the parties hereto hereby agree as follows:

1.                                       In section 2 of the Agreement (automatic extension of the term) the words “three (3) months” shall be replaced by the words: “twelve (12) months”.

2.                                       In section 6 (b) (iv) of the Agreement (advance notice period) the words “six (6) months” shall be replaced by the words: “twelve (12) months”.

3.                                       Except as set forth in Sections 1 and 2 hereof, the terms, conditions and agreements set forth in the Agreement are hereby ratified and confirmed and shall continue in full force and effect.

IN WITNESS WHEREOF, the parties have executed this agreement on the date first above written.

Ness Technologies, Inc.

DATE:	May 8, 2006	BY:	/s/ RAVIV ZOLLER
Raviv Zoller
Title: CEO & President

		BY:	/s/ YTZHAK EDELMAN
Ytzhak Edelman
Title: CFO & Deputy CEO

DATE:	May 8, 2006		/s/ AHARON FOGEL
Aharon Fogel